Exhibit XII

European Investment Bank SEC report as at and for the six-month period ended June 30, 2025 Financial Statements filed with the U.S. Securities and Exchange Commission SEC report as at June 30, 2025 | 1

Unaudited Condensed Semi-Annual Financial Statements as at and for the six-month period ended June 30, 2025 SEC Filing 2 | SEC report as at June 30, 2025

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2025 UNDER IFRS (in EUR ‘000)

ASSETS		30.06.2025 (Unaudited)		31.12.2024
1. Cash in hand, balances with central banks and post office banks		213 948		104 678
2. Treasury bills and other bills eligible for refinancing with central banks		52 800 987		38 210 037
3. Loans and advances to credit institutions				
a) repayable on demand	1 680 297		1 659 548	
b) other loans and advances	55 824 241		40 203 431	
c) loans	84 057 416		89 573 990	
d) impairment on loans and advances, net of reversals	- 27 330		- 30 013	
		141 534 624		131 406 956
4. Loans and advances to customers				
a) other loans and advances	193 070		235 061	
b) loans	345 587 245		347 280 539	
c) impairment on loans and advances, net of reversals	- 659 937		- 537 622	
		345 120 378		346 977 978
5. Debt securities including fixed-income securities				
a) issued by public bodies	5 183 067		4 799 445	
b) issued by other borrowers	6 457 716		6 789 306	
		11 640 783		11 588 751
6. Shares and other variable-yield securities		21 710 148		21 732 963
7. Derivative assets		23 617 760		30 456 775
8. Property, furniture and equipment		519 434		493 953
9. Intangible assets		151 473		130 651
10. Other assets		514 123		458 920
11. Subscribed capital and reserves, called but not paid		0		162 774
12. Prepayments		350 380		306 436
13. Assets held for sale		0		115 859
TOTAL ASSETS		**598 174 038**		**582 146 731**

LIABILITIES AND EQUITY		30.06.2025 (Unaudited)		31.12.2024
1. Amounts owed to credit institutions				
a) repayable on demand	254 778		750 387	
b) with agreed maturity or periods of notice	2 143 067		107 298	
		2 397 845		857 685
2. Amounts owed to customers				
a) repayable on demand	3 043 153		3 090 263	
b) with agreed maturity or periods of notice	3 673 144		120 508	
		6 716 297		3 210 771
3. Debts evidenced by certificates				
a) debt securities in issue	445 084 705		433 990 524	
b) others	7 853 965		8 070 213	
		452 938 670		442 060 737
4. Derivative liabilities		29 487 975		30 173 347
5. Other liabilities		5 123 345		5 004 934
6. Deferred income		737 173		752 055
7. Provisions				
a) pension plans and health insurance scheme	6 418 284		6 702 429	
b) provisions for guarantees issued and commitments	121 324		74 391	
		6 539 608		6 776 820
TOTAL LIABILITIES		503 940 913		488 836 349
8. Capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		22 190 715
9. Reserves				
a) reserve fund	24 879 561		24 879 561	
b) additional reserves	27 469 426		24 820 946	
c) fair value reserve	1 098 184		1 277 500	
d) special activities reserve	14 015 155		12 665 555	
e) general loan reserve	2 495 377		2 281 423	
		69 957 703		65 924 985
10. Profit for the financial period/year		614 431		3 748 803
Total equity attributable to the equity holders of the Bank		92 762 849		91 864 503
11. Non-controlling interests		1 470 276		1 445 879
TOTAL EQUITY		94 233 125		93 310 382
TOTAL LIABILITIES AND EQUITY		**598 174 038**		**582 146 731**

SEC report as at June 30, 2025 | 3

EIB GROUP CONSOLIDATED INCOME STATEMENT FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2025 UNDER IFRS
(in EUR '000)

			H1 2025 (Unaudited)		H1 2024 (Unaudited)		2024
1.	**Interest and similar income**	15 235 400		16 369 722		26 717 813	
2.	**Interest expense and similar charges**	- 13 727 046		- 14 830 356		- 23 572 724	
	Net interest income		1 508 354		1 539 366		3 145 089
3.	**Fee and commission income**	356 635		328 424		759 502	
4.	**Fee and commission expense**	- 152 606		- 165 696		- 315 508	
	Net fee and commission income		204 029		162 728		443 994
5.	**Income from shares and other variable-yield securities**		341 762		373 551		998 419
6.	**Result on financial operations**		- 402 856		- 203 861		904 291
7.	**Net other operating income and expense**		1 352		- 352		170
8.	**Change in impairment on loans and advances and provisions for guarantees, net of reversals**		- 237 717		77 633		- 9 931
9.	**Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals**		242		- 1 480		- 1 898
10.	**General administrative expenses**						
	a) staff costs	- 569 842		- 549 135		- 1 135 268	
	b) other administrative expenses	- 166 561		- 155 128		- 389 217	
			- 736 403		- 704 263		- 1 524 485
11.	**Depreciation and amortisation: property, furniture and equipment and intangible assets**						
	a) property, furniture and equipment	- 26 757		- 37 049		- 71 744	
	b) intangible assets	- 18 832		- 13 295		- 51 967	
			- 45 589		- 50 344		- 123 711
12.	**Profit for the financial period/year**		633 174		1 192 978		3 831 938
	Attributable to:						
	Non-controlling interests		18 743		31 501		83 135
	Equity holders of the Bank		614 431		1 161 477		3 748 803

EIB GROUP CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2025 UNDER IFRS
(in EUR '000)

	H1 2025 (Unaudited)	H1 2024 (Unaudited)	2024
Profit for the financial period/year	633 174	1 192 978	3 831 938
Other comprehensive income			
Items that will never be reclassified to profit or loss:			
Remeasurements of defined benefit liability	482 600	617 770	186 430
Changes in fair value attributable to change in the own credit risk of financial liabilities designated at fair value through profit or loss - fair value reserve	- 199 546	- 8 232	319 196
Net gains / losses on investment in equity instruments designated at fair value through other comprehensive income	48 184	40 375	13 326
Items that are or may be reclassified to profit or loss:			
Changes in fair value attributable to the currency basis spread of hedging derivatives - fair value reserve	- 16 758	- 16 554	- 25 075
Changes in fair value attributable to the cash flow hedging derivatives - fair value reserve	4 093	- 1 571	- 518
Total other comprehensive income	318 573	631 788	493 359
Total comprehensive income	951 747	1 824 766	4 325 297
Equity holders of the Bank			
Non-controlling interests	36 977	47 478	88 682
Equity holders of the Bank	914 770	1 777 288	4 236 615

4 | SEC report as at June 30, 2025

EIB GROUP CONSOLIDATED STATEMENT OF CHANGES IN EQUITY UNDER IFRS (in EUR '000)

For the half year ended June 30, 2025	Subscribed capital	Uncalled capital	Reserve fund	Additional reserves	Fair value reserve	Special activities reserve	General loan reserve	Result for the period/year before appropriation	Total	Non-controlling interests	Total consolidated equity
Balance at December 31, 2024	**248 795 607**	**- 226 604 892**	**24 879 561**	**24 820 946**	**1 277 500**	**12 665 555**	**2 281 423**	**3 748 803**	**91 864 503**	**1 445 879**	**93 310 382**
Comprehensive income											
Profit for the financial period	0	0	0	0	0	0	0	614 431	614 431	18 743	633 174
Other comprehensive income	0	0	0	464 366	- 164 027	0	0	0	300 339	18 234	318 573
Total comprehensive income	**0**	**0**	**0**	**464 366**	**- 164 027**	**0**	**0**	**614 431**	**914 770**	**36 977**	**951 747**
Appropriation of prior year's result	**0**	**0**	**0**	**2 185 249**	**0**	**1 349 600**	**213 954**	**- 3 748 803**	**0**	**0**	**0**
Other	0	0	0	- 1 135	- 15 289	0	0	0	- 16 424	0	- 16 424
Transactions with owners of the Group											
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	**0**	- 12 580	**- 12 580**
Total transactions with owners of the Group	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**- 12 580**	**- 12 580**
Balance at June 30, 2025 (Unaudited)	**248 795 607**	**- 226 604 892**	**24 879 561**	**27 469 426**	**1 098 184**	**14 015 155**	**2 495 377**	**614 431**	**92 762 849**	**1 470 276**	**94 233 125**

For the half year ended June 30, 2024	Subscribed capital	Uncalled capital	Reserve fund	Additional reserves	Fair value reserve	Special activities reserve	General loan reserve	Result for the period/year before appropriation	Total	Non-controlling interests	Total consolidated equity
Balance at December 31, 2023	**248 795 607**	**- 226 604 892**	**24 879 561**	**24 257 413**	**973 274**	**11 194 601**	**1 883 372**	**2 272 050**	**87 650 986**	**1 365 468**	**89 016 454**
Comprehensive income											
Profit for the financial period	0	0	0	0	0	0	0	1 161 477	1 161 477	31 501	1 192 978
Other comprehensive income	0	0	0	601 793	14 018	0	0	0	615 811	15 977	631 788
Total comprehensive income	**0**	**0**	**0**	**601 793**	**14 018**	**0**	**0**	**1 161 477**	**1 777 288**	**47 478**	**1 824 766**
Appropriation of prior year's result	**0**	**0**	**0**	**403 045**	**0**	**1 470 954**	**398 051**	**- 2 272 050**	**0**	**0**	**0**
Other	0	0	0	- 9 282	- 2 672	0	0	0	- 11 954	0	- 11 954
Transactions with owners of the Group											
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	**0**	- 11 007	**- 11 007**
Total transactions with owners of the Group	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**- 11 007**	**- 11 007**
Balance at June 30, 2024 (Unaudited)	**248 795 607**	**- 226 604 892**	**24 879 561**	**25 252 969**	**984 620**	**12 665 555**	**2 281 423**	**1 161 477**	**89 416 320**	**1 401 939**	**90 818 259**

SEC report as at June 30, 2025 | 5

EIB GROUP CONSOLIDATED CASH FLOW STATEMENT FOR PERIOD ENDED JUNE 30, 2025 UNDER IFRS (in EUR '000)

	H1 2025 (Unaudited)	H1 2024 (Unaudited)	2024
A. Cash flows from operating activities:			
Profit for the financial period/year	**633 174**	**1 192 978**	**3 831 938**
Adjustments for:			
Change in impairment on loans and advances and provisions for guarantees	237 717	- 77 633	9 931
Depreciation and amortisation on property, furniture and equipment and intangible assets, and write-off	45 686	50 344	123 973
Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities	- 242	1 480	1 898
Change in fair value adjustment of debt securities	- 52 032	11 213	- 66 039
Change in provisions on pension plans and health insurance scheme	118 046	- 7 659	278 441
Unrealised result on loans and associated swaps	- 11 101	- 29 559	35 362
Unrealised result on borrowings and associated swaps	- 88 382	305 865	83 168
Unrealised result on other derivatives	483 058	- 83 764	- 995 429
Gain from sale of EIF shares	0	- 1 190	0
Net interest income	- 1 508 354	- 1 539 366	- 3 145 089
Effect of exchange rate changes	- 91 352	15 099	72 772
	- 233 782	**- 162 192**	**230 926**
Disbursements of loans and advances to credit institutions and customers	- 19 954 505	- 21 735 735	- 53 584 105
Repayments of loans and advances to credit institutions and customers	23 219 829	20 789 727	45 339 242
Change in other loans and advances	931 779	- 4 349 912	18 227 061
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	- 109 272	- 4 823	105 328
Change in treasury operational portfolios	- 12 406 904	- 886 396	3 139 106
Change in amounts owed to credit institutions and customers	5 043 773	- 1 082 321	- 150 020
Payments and annual contributions to pension plans and health insurance scheme during the period/year	39 287	41 085	99 301
Change in interest accrued on cash and cash equivalents	17 837	436 442	454 395
Change in other assets and other liabilities and change in prepayments and accruals	- 1 980 442	838 242	- 120 197
Interest received	12 253 569	14 245 879	25 824 029
Interest paid	- 10 391 581	- 11 899 349	- 21 835 414
Net cash generated from/(used in) operating activities	**- 3 570 412**	**- 3 769 353**	**17 729 652**
B. Cash flows from investing activities:			
Securities in Long-Term HQLA Portfolio purchased during the period/year	- 2 688 510	- 1 846 135	- 2 521 418
Securities from Long-Term HQLA Portfolio matured or sold during the period/year	90 498	115 000	115 000
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 1 994 230	- 3 147 171	- 5 245 308
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	1 692 503	2 507 148	4 451 563
Additions on shares and other variable-yield securities	- 1 225 180	- 1 280 882	- 2 856 456
Reflows on shares and other variable-yield securities	724 564	663 037	1 678 515
Purchase of property, furniture and equipment and intangible assets	- 98 217	- 68 514	- 187 363
Proceeds from sale of non-current assets held for sale	2 508	0	0
Net cash used in investing activities	**- 3 496 064**	**- 3 057 517**	**- 4 565 467**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	72 630 054	57 529 874	106 720 276
Redemption of debts evidenced by certificates	- 48 105 757	- 51 603 323	- 106 488 673
Member States' contribution	159 848	159 850	319 700
Purchase of EIF shares	- 3 283	0	0
Sale of EIF shares	0	2 983	2 983
Dividend paid to non-controlling interests	- 7 223	- 9 247	- 9 247
Payments of lease liability	- 20 865	- 22 151	- 46 759
Net cash generated from financing activities	**24 652 774**	**6 057 986**	**498 280**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial period/year	**39 036 093**	**25 573 322**	**25 573 322**
Net cash from/(used in):			
Operating activities	- 3 570 412	- 3 769 353	17 729 652
Investing activities	- 3 496 064	- 3 057 517	- 4 565 467
Financing activities	24 652 774	6 057 986	498 280
Effect of exchange rate changes on cash held	- 584 223	- 291 764	- 199 694
Cash and cash equivalents at the end of financial period/year	**56 038 168**	**24 512 674**	**39 036 093**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	9	13	11
Money market securities	439 373	731 322	0
Loans and advances to credit institutions and customers:			
Repayable on demand	1 680 297	1 241 688	1 659 548
Other loans and advances	53 918 489	22 539 651	37 376 534
	56 038 168	**24 512 674**	**39 036 093**

6 | SEC report as at June 30, 2025

Non-cash changes (in EUR'000) 31.12.2024 Cash flows Exchange adjustments Fair value adjustments Other changes 30.06.2025 (Unaudited) Long-term borrowings (*) 417 935 761 22 006 660 -14 106 094 2 577 657 0 428 413 984 Lease liability 136 011 - 20 865 - 2 2 929 6 228 111 845 Short-term borrowings (*) 24 124 976 2 517 636 -2 118 005 79 0 24 524 686 Changes in liabilities arising from financing activities 442 196 748 24 503 431 – 16 224 101 2 580 665 6 228 453 050 515 (*) Long-term borrowings and short-term borrowings represent the total of "Debts evidenced by certificates" (Note C). Non-cash changes (in EUR'000) 31.12. 2023 Cash flows Exchange adjustments Fair value adjustments Other changes 30.06.2024 (Unaudited) Long-term borrowings (*) 406 97 4 453 6 690 985 3 681 280 -3 654 590 0 413 692 128 Lease liability 126 3 41 – 22 151 20 893 1 398 7 902 134 383 Short-term borrowings (*) 24 770 582 - 764 433 319 003 0 0 24 325 152 Changes in liabilities arising from financing activities 431 871 376 5 904 401 4 021 176 - 3 653 192 7 902 438 151 663 (*) Long-term borrowings and short-term borrowings represent the total of "Debts evidenced by certificates". Non-cash changes (In EUR'000) 31.12.2023 Cash flows Exchange adjustments Fair value adjustments Other changes 31.12.2024 Long-term borrowings (*) 406 974 453 1 591 893 7 084 377 2 285 038 0 417 935 761 Lease liability 126 341 - 46 759 - 20 880 5 002 72 307 136 011 Short-term borrowings (*) 24 770 582 -1 360 291 716 211 - 1 526 0 24 124 976 Changes in liabilities arising from financing activities 431 871 376 184 843 7 779 708 2 288 514 72 307 442 196 748 SEC report as at June 30, 2025 | 7

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS

NOTE A Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank Group (the "Group") as at June 30, 2025 do not include all of the information and footnotes required for complete financial statements, in accordance with IAS 34 Interim Financial Reporting.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The result for the six-month period ended June 30, 2025 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2025.

The audited consolidated financial statements as at and for the financial year ended December 31, 2024 were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board ("IASB") and adopted by the European Union (hereafter referred to as "IFRS"). The unaudited condensed consolidated financial statements as at and for the six-month period ended June 30, 2025 have been prepared using the same accounting principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Group's annual report for the financial year ended December 31, 2024.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2025	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	84 057 416	345 587 245	429 644 661
- Undisbursed portion	26 591 480	101 695 458	128 286 938
Aggregate loans granted	110 648 896	447 282 703	557 931 599

Analysis of aggregate loans granted (before provisions) as at December 31, 2024	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	89 573 990	347 280 539	436 854 529
- Undisbursed portion	28 991 439	99 028 309	128 019 748
Aggregate loans granted	118 565 429	446 308 848	564 874 277

Despite the general context of uncertainty in the global financial markets, the Group currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the quality of the loan portfolio of the European Investment Bank (the "Bank") currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

8 | SEC report as at June 30, 2025

The movements in the Expected Credit Losses ("ECL") have been accounted for as at June 30, 2025 and as at December 31, 2024 as follows:

Impairment on disbursed loans (in EUR '000)						
	30.06.2025			31.12.2024		
IFRS 9 Stage	To intermediary credit institutions	Directly to final beneficiaries	Total	To intermediary credit institutions	Directly to final beneficiaries	Total
Stage 1	21,238	76,909	98,147	13,889	64,070	77,959
Stage 2	6,068	143,516	149,584	16,119	120,919	137,038
Stage 3	0	439,513	439,513	0	352,633	352,633
Total	**27,306**	**659,938**	**687,244**	**30,008**	**537,622**	**567,630**

Impairment on undisbursed loans (in EUR '000)						
	30.06.2025			31.12.2024		
IFRS 9 Stage	To intermediary credit institutions	Directly to final beneficiaries	Total	To intermediary credit institutions	Directly to final beneficiaries	Total
Stage 1	7,229	13,355	20,584	12,126	14,185	26,311
Stage 2	2,920	49,376	52,296	1,947	23,607	25,554
Stage 3	0	36,472	36,472	0	13,045	13,045
Total	**10,149**	**99,203**	**109,352**	**14,073**	**50,837**	**64,910**

SEC report as at **June 30, 2025** | 9

NOTE C Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2025 (UNAUDITED)	AVERAGE RATE (*) 30.06.2025 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2024	AVERAGE RATE (*) 31.12.2024
EUR	270 965 447	1.79	2025/2061	253 981 303	1.68
USD	113 473 776	3.30	2025/2058	115 087 825	3.03
GBP	31 870 796	3.92	2025/2054	37 075 272	3.79
PLN	9 161 304	3.45	2025/2043	9 254 971	3.63
AUD	8 687 044	3.12	2025/2040	8 670 109	3.00
SEK	3 946 082	2.21	2026/2040	4 667 510	1.98
NOK	2 720 859	3.85	2025/2037	2 051 717	3.32
CHF	2 595 164	2.01	2025/2037	3 039 264	2.06
CAD	1 988 375	2.91	2028/2045	3 298 087	2.43
ZAR	1 812 558	7.76	2025/2035	1 848 151	7.80
JPY	994 231	2.23	2026/2053	1 036 349	2.24
DKK	646 591	0.13	2026/2031	700 495	0.53
INR	527 046	7.07	2029/2035	179 910	7.15
MXN	466 276	6.86	2027/2033	686 762	7.14
NZD	374 987	3.27	2027/2028	391 215	3.27
CNY	321 543	2.68	2025/2026	412 749	2.77
CZK	196 183	3.84	2026/2034	202 690	3.95
BRL	138 711	11.40	2027/2035	54 472	9.25
HKD	129 346	2.64	2025/2030	85 517	2.47
HUF	37 519	11.50	2025/2025	36 465	11.50
EGP	34 440	15.75	2026/2027	37 958	15.75
RUB	20 515	4.25	2026/2026	16 554	4.25
RON	20 282	2.23	2026/2026	20 706	2.23
TRY	12 825	10.65	2026/2027	15 636	10.67
GEL	9 984	8.70	2028/2028	-	-
Fair value adjustment on borrowings	1 786 786			- 790 950	
TOTAL	**452 938 670**			**442 060 737**	

(*) Weighted average interest rates at the balance sheet date.

The principal and interest of certain structured borrowings are linked to stock exchange indexes (historical value: EUR 500m at June 30, 2025 and EUR 500m in 2024). All such borrowings are hedged in full through structured swap operations.

NOTE D Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price

As at June 30, 2025, the Bank held 59.78% of the EIF's subscribed capital (59.72% as at December 31, 2024).

Under the terms of the replacement share purchase undertaking ('RSPU'), the Bank was offering to buy the remaining subscribed shares from the EIF's minority shareholders, other than the ones subscribed by the European Commission ('EC'), for a price of EUR 656,648.78 per share as at June 30, 2025. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, net of the dividend decided by the EIF's General Meeting. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

10 | SEC report as at June 30, 2025

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2025 (Unaudited)		31.12.2024
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		32 476 227		32 210 054
Commitments:				
- EBRD capital uncalled		712 630		712 630
- Undisbursed loans				
credit institutions	26 591 480		28 991 439	
customers	101 695 458		99 028 309	
		128 286 938		128 019 748
- Undisbursed private equity and venture capital operations		6 438 926		6 192 669
- Undisbursed investment and infrastructure funds		3 427 145		3 887 979
- Undisbursed other investments		2 447 391		2 314 416
- Borrowings launched but not yet settled		1 406 901		223 950
- Securities receivable		435 188		0
- Securities payable		23 532		0
Assets held on behalf of third parties:				
- Innovation Fund	12 790 409		11 393 044	
- Modernisation fund	9 174 235		6 000 039	
- Investment Facility Cotonou	3 601 325		3 979 538	
- InnovFin	2 103 606		2 086 964	
- RRF-FI	2 084 915		1 900 524	
- InvestEU	1 644 668		1 639 158	
- NER300	1 094 259		1 073 205	
- CEF	835 023		867 827	
- Partnership Platform for Funds	794 973		735 178	
- Pan-European Guarantee Fund	761 568		708 382	
- ESIF	693 210		704 920	
- Decentralised Financial Instruments	548 772		260 061	
- COSME LGF & EFG	395 338		419 431	
- Trust accounts with ETCI	377 056		532 824	
- SME initiative Italy	361 710		369 229	
- EU-Africa Infrastructure Trust Fund	340 057		346 729	
- REG	331 016		331 869	
- JEREMIE	296 467		294 386	
- SME initiative Romania	257 237		260 904	
- ACP TF EC Compartment	200 766		201 751	
- HDW POLIO IG	185 270		0	
- European Fund for Strategic Investments ('EFSI EIF')	142 528		147 883	
- EU for Ukraine Fund	125 423		118 068	
- Special Section	91 360		99 454	
- InnovFin SME Guarantee	78 398		66 619	
- GIF 2007	74 927		63 918	
- InnovFin Equity	72 825		45 142	
- EaSI	71 790		72 693	
- NPI	71 553		73 434	
- Private Finance for Energy Efficiency Instrument	59 580		59 009	
- SME initiative Bulgaria	57 270		57 380	
- SMEG 2007	56 564		56 076	
- SME initiative Finland	52 621		53 482	
- DCFTA	51 806		52 488	
- NIF Risk Capital Facility	47 370		49 746	
- GF Greece	45 658		45 143	
- Cultural Creative Sectors Guarantee Facility	43 362		51 096	
- ENPI	41 426		45 739	
- InvestEU Advisory Hub	40 836		43 177	
- WB EDIF	35 554		38 282	

SEC report as at **June 30, 2025** | 11

NOTE E (continued) Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2025 (Unaudited)		31.12.2024
- IPA II	34 330		38 015	
- GAGF	29 306		29 232	
- GCFF Jordan Private Sector Guarantee Facility	28 542		31 894	
- SME initiative Malta	27 585		27 265	
- Bundesministerium für Wirtschaft und Technologie	27 564		57 474	
- FEMIP Trust Fund	26 242		24 736	
- IW4	26 171		26 132	
- AECID	23 526		28 386	
- EU Support to Boost Africa	21 387		31 357	
- NIF Trust Fund	19 984		26 212	
- JESSICA (Holding Funds)	19 753		21 417	
- EPTA Trust Fund	17 563		18 051	
- TTA Türkiye	17 530		13 513	
- MAP guarantee	16 050		15 876	
- RSFF (incl. RSI)	14 020		14 783	
- SME initiative Spain	13 074		12 688	
- MAP Equity	11 993		5 855	
- German Future Fund Growth Facility	10 305		28 101	
- EFSI-EIAH	9 681		26 951	
- Natural Capital Financing Facility	8 103		11 926	
- BIF	7 928		13 969	
- DESIREE	6 031		6 103	
- EPIC	4 498		1 222	
- AGRI	4 161		4 908	
- FoF mandates (virtual)	3 647		902	
- KBC Climate & Infrastructure Private Investors Partnership	3 476		1 511	
- GEEREF	3 406		3 373	
- MDD	3 387		847	
- Student Loan Guarantee Facility	2 750		2 730	
- German Corona Matching Facility (CMF)	2 671		1 009	
- Alp GIP	2 279		2 408	
- PGFF	2 088		6 104	
- EFSD GUARANTEE "ACCESS TO FINANCE INITIATIVE"	1 729		869	
- fi-compass	1 560		3 054	
- GEF-UNEP	1 109		1 434	
- European Technology Facility	1 049		1 048	
- Central Europe FoF	1 006		2 586	
- LFA-EIF Facility	1 004		195	
- EU Trade and Competitiveness Program	616		704	
- G43 Trust Fund	287		287	
- EU4Business Guarantee Facility	238		259	
- TTP	203		203	
- AIP Zambia	178		218	
- AIP Kulima	172		215	
- TARGET	81		790	
- GGF	7		7	
- JASPERS	0		6 789	
		40 591 001		**35 898 400**
Other items:				
- Notional value of interest-rate swaps		**692 774 078**		**655 792 698**
- Notional value of currency swap contracts payable		**219 966 617**		**229 644 516**
- Notional value of currency swap contracts receivable		**214 633 093**		**232 980 366**
- Notional amount of futures contracts		**46 683 833**		**33 351 527**
- Notional value of short-term currency swap contracts payable		**29 299 185**		**19 500 940**
- Notional value of short-term currency swap contracts receivable		**28 865 850**		**19 687 736**
- Special deposits for servicing of borrowings		**89 889**		**535**
- Currency swaps launched but not yet settled payable		**50 643**		**144 845**
- Currency swaps launched but not yet settled receivable		**50 448**		**145 049**

12 | SEC report as at June 30, 2025

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2025 (in EUR '000)

	EU Accounting Directives		Adjustment		IFRS	
ASSETS		30.06.2025 (Unaudited)	Impact	Ref.		30.06.2025 (Unaudited)
1. Cash in hand, balances with central banks and post office banks		213 948	0			213 948
2. Treasury bills and other bills eligible for refinancing with central banks		52 676 021	124 966	A.1, B.1, C		52 800 987
3. Loans and advances to credit institutions						
a) repayable on demand	1 680 297		0		1 680 297	
b) other loans and advances	55 770 737		53 504	A.2, B.4	55 824 241	
c) loans	84 018 816		38 600	A.2, B.4	84 057 416	
d) impairment on loans and advances, net of reversals	0		- 27 330	C	- 27 330	
		141 469 850				141 534 624
4. Loans and advances to customers						
a) other loans and advances	192 996		74	A.2, B.4	193 070	
b) loans	345 648 459		- 61 214	A.2, B.4	345 587 245	
c) impairment on loans and advances, net of reversals	- 683 576		23 639	C	- 659 937	
		345 157 879				345 120 378
5. Debt securities including fixed-income securities						
a) issued by public bodies	5 160 829		22 238	A.1, B.1, C	5 183 067	
b) issued by other borrowers	6 448 342		9 374	A.1, B.1, C	6 457 716	
		11 609 171				11 640 783
6. Shares and other variable-yield securities		12 617 279	9 092 869	B.2, B.3		21 710 148
7. Participating interests		532 750	- 532 750	B.3		0
8. Derivative assets			23 617 760	B.5		23 617 760
9. Property, furniture and equipment		394 889	124 545	G		519 434
10. Intangible assets		151 473	0			151 473
11. Other assets		388 872	125 251	B.5, H		514 123
12. Prepayments		13 704 958	- 13 354 578	A.1, A.2, A.4, B.1, B.4, B.5		350 380
TOTAL ASSETS		**578 917 090**				**598 174 038**

	EU Accounting Directives		Adjustment		IFRS	
LIABILITIES AND EQUITY		30.06.2025 (Unaudited)	Impact	Ref.		30.06.2025 (Unaudited)
Liabilities						
1. Amounts owed to credit institutions						
a) repayable on demand	254 778		0		254 778	
b) with agreed maturity or periods of notice	2 141 827		1 240	A.3	2 143 067	
		2 396 605				2 397 845
2. Amounts owed to customers						
a) repayable on demand	3 043 153		0		3 043 153	
b) with agreed maturity or periods of notice	3 672 338		806	A.3	3 673 144	
		6 715 491				6 716 297
3. Debts evidenced by certificates						
a) debt securities in issue	444 420 548		664 157	A.4	445 084 705	
b) others	6 731 336		1 122 629	A.4	7 853 965	
		451 151 884				452 938 670
4. Derivative liabilities			29 487 975	B.5		29 487 975
5. Other liabilities		4 223 547	899 798	A.2, B.5, E, G, H		5 123 345
6. Deferred income		21 174 519	- 20 437 346	A.1, A.2, A.3, A.4, B.1, B.4, B.5, F		737 173
7. Provisions						
a) pension plans and health insurance scheme	5 666 559		751 725	D	6 418 284	
b) provisions for guarantees issued and commitments	83 067		38 257	C	121 324	
		5 749 626				6 539 608
TOTAL LIABILITIES						**503 940 913**
Equity						
8. Capital						
a) subscribed	248 795 607		0		248 795 607	
b) uncalled	- 226 604 892		0		- 226 604 892	
		22 190 715				22 190 715
9. Consolidated reserves						
a) reserve fund	24 879 561		0		24 879 561	
b) additional reserves	20 963 148		6 506 278	A-H	27 469 426	
c) fair value reserve			1 098 184	A.4, B.2, B.5	1 098 184	
d) special activities reserve	14 015 155		0		14 015 155	
e) general loan reserve	2 495 377		0		2 495 377	
		62 353 241				69 957 703
10. Profit for the financial period		1 230 858	- 616 427	A-I		614 431
11. Non-controlling interests		1 730 604	- 260 328	E		1 470 276
TOTAL EQUITY						**94 233 125**
TOTAL LIABILITIES AND EQUITY		**578 917 090**				**598 174 038**

SEC report as at **June 30, 2025** | 13

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
Consolidated income statement for the six-month period ended June 30, 2025 (in EUR '000)

	EU Accounting Directives		Adjustment		IFRS	
		H1 2025 (Unaudited)	Impact	Ref.		H1 2025 (Unaudited)
1. Interest and similar income		**15 768 649**	- 533 249	A.1, A.2, B.1, B.4, B.5	15 235 400	
2. Interest expense and similar charges		**- 14 000 966**	273 920	A.4, B.5, D, E, G, I	- 13 727 046	
Net interest income						**1 508 354**
3. Fee and commission income		**354 208**	2 427	F	356 635	
4. Fee and commission expense		**- 152 606**	0		- 152 606	
Net fee and commission income						**204 029**
5. Income from shares and other variable-yield securities		**341 762**	**0**			**341 762**
6. Result on financial operations		**- 49 209**	**- 353 647**	A.1, A.2, A.4, B.1, B.2, B.3, B.4, B.5, G, H		**- 402 856**
7. Net other operating income and expense		**1 352**	**0**			**1 352**
8. Change in impairment on loans and advances and provisions for guarantees, net of reversals		**- 207 680**	**- 30 037**	C, H		**- 237 717**
9. Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals		**- 15 442**	**15 684**	C, B.3		**242**
10. General administrative expenses						
a) staff costs	- 549 454		- 20 388	D	- 569 842	
b) other administrative expenses	- 187 425		20 864	G	- 166 561	
		- 736 879				**- 736 403**
11. Depreciation and amortisation: property, furniture and equipment and intangible assets						
a) property, furniture and equipment	- 13 421		- 13 336	G	- 26 757	
b) intangible assets	- 18 832		0		- 18 832	
		- 32 253				**- 45 589**
12. Profit for the financial period		**1 270 936**				**633 174**
Attributable to:						
Non-controlling interests		**40 078**	- 21 335	E		**18 743**
Equity holders of the Bank		**1 230 858**				**614 431**

14 | SEC report as at June 30, 2025

Valuation and income recognition differences between IFRS and EU Accounting Directives A Financial assets and liabilities designated at fair value through profit or loss or carried at amortised cost (including hedge accounting) 1 Debt securities portfolio Under EU Accounting Directives, debt securities portfolios are recorded at purchase price and measured at amortised cost (with the exception of the Securities Liquidity Portfolio). Accrued interest is recorded under consolidated balance sheet item "Prepayments and accrued income". Accrued retrocessions and up-front fees are recorded under consolidated balance sheet item "Accruals and deferred income". Under IFRS, the Group applies fair value hedge accounting for eligible hedged debt securities. The carrying amount of these securities is adjusted for the fair value attributable to the risk being hedged. Economically hedged debt securities that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss. Accrued interest less accrued retrocessions and unamortized up-front fees are reported on the consolidated balance sheet within the balance of the instrument to which it relates. In case of debt securities classified at amortised cost, the difference between the entry price and the redemption value is amortised in accordance with the effective interest rate method over the remaining life of the securities under "Interest receivable and similar income". Changes in fair value and hedge fair values of hedged debt securities are recognised in the consolidated income statement under "Result on financial operations". 2 Loans and advances Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the consolidated profit and loss account under "Interest receivable and similar income". Under IFRS, the Group applies fair value hedge accounting (FVH) and cash flow hedge accounting (CFH) to eligible hedged loans. The carrying amount of the loans that are in FVH relationship is adjusted for the fair value attributable to the risk being hedged. Economically hedged loans that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss (FVTPL). Changes in fair value of FVTPL loans and in hedge fair value for those in FVH relationship are recognised in the consolidated income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the asset to which it relates. Accrued interest on loans and advances, which are credit impaired, are reversed under "Interest receivable and similar income". Under IFRS the up-front fees on loans: are recognised immediately under "Result on financial operations" in the consolidated income statement for the loans that are designated to the fair value option; are amortised over the maturity of the loan and recognised in consolidated balance sheet under "Loans and advances to credit institutions and customers" for the loans that are designated to fair value hedge accounting and/or amortised cost. Under IFRS, a substantial contractual modification on the cash flows of a financial asset measured at amortised cost leads to the recording of the new financial asset at its fair value, and the recording of the net modification gain or loss impact in the consolidated income statement under "Result on financial operations". Transitory accounts on loans are reclassified from "Other liabilities" to the loan balance to which they relate. 3 Amounts owed to credit institutions and to customers Under EU Accounting Directives, "Amounts owed to credit institutions and to customers" is presented in the consolidated balance sheet at redemption amounts. Interest on amounts owed to credit institutions and to customers is recorded in the consolidated profit and loss account on an accrual basis as "Interest payable and similar charges" or "Interest receivable and similar income" if interest is negative. Accrued interest is included in "Accruals and deferred income". Under IFRS, "Amounts owed to credit institutions and to customers" are presented in the consolidated balance sheet at amortised cost. Interest on amounts owed to credit institutions and to customers is recorded in the consolidated income statement as "Interest expense and similar charges" or "Interest and similar income" using the effective interest method. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates. 4 Debts evidenced by certificates Under EU Accounting Directives, debts evidenced by certificates are recorded at amortised cost. Accrued interest is recorded under consolidated balance sheet item "Accruals and deferred income". Issuance fees and redemption premiums or discounts, which are recorded under "Prepayments and accrued income" or "Accruals and  SEC report as at June 30, 2025 | 15

deferred income", are amortised on a straight-line basis and subsequently recognised in the consolidated profit and loss account under "Interest payable and similar charges". Under IFRS, the Group applies fair value hedge accounting to a significant portion of its hedged issued debt whenever these are eligible. The carrying amount of these debts evidenced by certificates is adjusted for the fair value attributable to the risk being hedged. Economically hedged debts evidenced by certificates that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and measured at fair value through profit or loss (FVTPL). Changes in fair value of FVTPL debt evidenced by certificates and in hedge fair values of those under fair value hedge accounting, are recognised in the consolidated income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the debt instrument to which it relates. Issuance fees and redemption premiums or discounts are reported on the consolidated balance sheet within the caption of the instrument to which they relate and are amortised over the period to maturity of the related debts evidenced by certificates using the effective interest method, unless those debts evidenced by certificates are measured at fair value through profit or loss, in which case the issuance fees, premiums/discounts and redemption premiums are recognised immediately in the consolidated income statement under "Result on financial operations". For debts evidenced by certificates designated to the fair value option, own credit adjustment ("OCA"), reflecting own credit risk as per IFRS 13, is calculated and the respective changes are recorded in "Other comprehensive income" ("OCI") in the "Fair value reserve". Under IFRS, the Group has one transaction that meets the offsetting of financial assets and financial liabilities criteria. B Financial assets and liabilities classified mandatorily at fair value through profit or loss or designated at fair value through other comprehensive income 1 Debt securities portfolio Under EU Accounting Directives, debt securities portfolios, with the exception of the Securities Liquidity Portfolio, are recorded at purchase price and measured at amortised cost. Securities Liquidity Portfolio debt securities are carried at fair value. Changes in fair value are reflected directly in consolidated income statement under "Result on financial operations". Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" and "Accruals and deferred income". Under IFRS, some debt securities are not eligible for amortised cost and consequently must be carried at fair value with changes in fair value reflected directly in profit or loss. Changes in fair value of these debt securities are recognised in the consolidated income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which they relate, while any related fees are recognised immediately under "Result on financial operations" in the consolidated income statement. 2 Shares and other variable-yield securities Under EU Accounting Directives, shares and other variable-yield securities are initially recorded at acquisition cost reduced by any reflow resulting from repayments. Their carrying value is subsequently adjusted to the lower of cost or market value at each balance sheet date. Respective value adjustments are recorded under "Result on financial operations". Under IFRS, shares and other variable-yield securities are carried at fair value with changes in fair value reflected directly in the consolidated income statement under "Result on financial operations", except of the investment in European Bank for Reconstruction and Development ("EBRD") whose fair value changes are reflected in OCI under "Fair value reserve". 3 Participating interests Under EU Accounting Directive, "Participating interests" are accounted for using the equity method as defined under EU-AD based on methods consistent with the Group’s accounting policies. Respective value adjustments are recorded under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests". Under IFRS, participating interests are included within "Shares and other variable-yield securities" and respective fair value adjustments are recorded in "Result on financial operations". 4 Loans and advances Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the consolidated profit and loss account under "Interest receivable and similar income". 16 | SEC report as at June 30, 2025

Under IFRS, loans that are not eligible for amortised cost, are classified as measured at fair value through profit or loss. The up-front fees on these loans are recognised at inception under "Result on financial operations" in the consolidated income statement. Changes in fair value of loans are recognised in the consolidated income statement under "Result on financial operations". 5 Derivative assets and liabilities a Treasury derivatives Under EU Accounting Directives, derivative instruments in the Securities Liquidity Portfolio are marked to market and recorded under "Other assets" or "Other liabilities". Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income". Under IFRS, all derivative assets and derivative liabilities are recognised on the consolidated balance sheet and measured at fair value through profit or loss. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates. Credit valuation adjustment ("CVA"), Debit valuation adjustment ("DVA") and Collateral Value adjustment ("CollVA") are included in the fair valuation of derivatives. Changes in fair value of derivatives are recognised in the consolidated income statement under "Result on financial operations". b Derivatives and hedging activities Under EU Accounting Directives, hedging derivative instruments are not recognised on balance sheet. They are reported off balance sheet at nominal amount. Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income". Up-front fees, redemption premiums or premiums/discounts are amortised over the period to maturity of the related derivatives under "Interest payable and similar charges". In case of currency swaps, the revaluation of the spot leg of a currency swap is neutralised in "Accruals and deferred income" or "Prepayments and accrued income". Under IFRS, all derivative assets and derivative liabilities are recognised on balance sheet and measured at fair value through profit or loss. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates. CVA, DVA and CollVA are included in the fair valuation of derivatives. Changes in fair value of derivatives are recognised in the consolidated income statement under "Result on financial operations". The amortisation of premiums and discounts of FX swaps and FX forwards are recorded under "Result on financial operations". For derivatives used in fair value hedge accounting (FVH), the gain or loss of the designated part of the hedging instrument is recognised in the consolidated income statement. In addition, the Group separates the fair value of the foreign currency basis spread ("CBS") from the hedging instruments and applies a dedicated accounting treatment. The initial CBS amount, measured at the date of designation, is recorded under OCI and is amortised linearly over the residual lifetime of the hedge in the consolidated income statement. Subsequent changes in the fair value of the CBS are recognised directly in OCI. For derivatives used in cash flow hedge accounting (CFH), the gain or loss on the effective portion of the hedging instrument is recognised under OCI. When cash flows relating to the hedged items (e.g. interest income) are reported in the income statement, amounts in OCI are reclassified to the consolidated income statement. For derivatives used in fair value hedge accounting, up-front fees or redemption premiums are amortised over the period to maturity of the related derivative using the effective interest method under "Interest payable and similar charges", unless these derivatives are not designated to hedge accounting, in which case they are recognised immediately under "Result on financial operations". Under IFRS, the Group has two transactions that meet the offsetting of financial assets and financial liabilities criteria. C Impairment of financial assets measured at amortised cost and loan commitments Under EU Accounting Directives, value adjustments on loans and advances are recorded where: (i) there is a risk of non-recovery of all or part of their amounts, or (ii) to capture loans in the portfolio which are impaired but have not yet been identified as such or for losses which have been incurred but not yet reported. These value adjustments are accounted for in the consolidated profit and loss account as "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities" and are deducted from the appropriate asset items on the consolidated balance sheet. Value adjustments for debt securities are recorded, if these are other than temporary, or to capture debt securities which are impaired but have not yet been identified as such or for losses which have been incurred but not yet reported. These value adjustments are accounted for in the consolidated profit and loss account under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests" and are deducted from the appropriate asset items on the consolidated balance sheet. Under IFRS, the Group is required to recognise a loss allowance for all loans and advances, and debt securities measured at amortised cost as well as for off-balance sheet loan commitments. This allowance is based on either lifetime Expected Credit Loss ("ECL"), if there has been a significant increase in credit risk since initial recognition or the instrument is considered as being credit-impaired or otherwise on 12-months ECL. SEC report as at June 30, 2025 | 17

Depending on the nature of the financial instrument, the ECL allowances are deducted from the appropriate asset items on the consolidated balance sheet. For off-balance sheet items, a provision for credit loss is reported under "Provisions b) provisions for guarantees issued and commitments". Changes in the ECL allowances are recorded in the consolidated income statement either under: "Change in impairment on loans and advances and provisions for guarantees, net of reversals" for loans and loan commitments or; "Change in impairment on transferable securities held as financial fixed assets, shares and other variable - yield securities, net of reversals" for debt securities. D Pension funds Under EU Accounting Directives, the 10% corridor approach is adopted, whereby cumulative current year actuarial gains or losses in excess of 10% of the commitments for retirement benefits are recognised over a period of 7 years on a straight-line basis in "General administrative expenses a) staff costs". Under IFRS, the Group applies IAS 19 revised for determining the income or expense related to its post-employment defined benefit plans. Cumulative actuarial surpluses and deficits are recognised in full in OCI under "Additional reserves". Adjustments to staff costs are recognised under "General administrative expenses a) staff costs" and adjustments to interest cost under "Interest expense and similar charges". E Non-controlling interests adjustment The Bank and the European Investment Fund (the "EIF") together are defined as the Group. The Bank granted a put option to the minority shareholders, other than EC, on their entire holding of its subsidiary, the EIF. Under EU Accounting Directives, the non-controlling interests are recorded separately in the consolidated balance sheet under "Equity attributable to minority interest" while the put option is recorded in the consolidated off-balance sheet of the Group. Under IFRS, the non-controlling interests are reclassified and a corresponding financial liability in the amount of the fair value of the option’s exercise price is recognised under "Other liabilities" and attributed to equity holders of the Bank. Subsequently, this financial liability is measured in accordance with IFRS 9, i.e. any changes in the fair value of the financial liability subsequent to the acquisition date are recognised in the consolidated income statement under "Interest expense and similar charges". Any excess or deficit of non-controlling interests over the agreed price is reversed to "consolidated reserves". F Fee and commission income The Group recognises under EU Accounting Directives and IFRS fee and commission income from revenues that are satisfied over time on an accrual basis over the service period. Fee and commission income earned from providing or fulfilling point-in-time services (e.g. performance-linked) is recognised when the service has been completed. For certain mandates, the Group has established a deferred income policy in order to address the misalignment between the receipt of income and the services/cost incurred by the Group during the lifetime of the respective mandate. Corresponding adjustments are recorded in the consolidated balance sheet under "Deferred income" and released against "Fee and commission income". Under EU Accounting Directives, this deferral mechanism is only applied prospectively over time, i.e. recognising deferred revenue of the financial year, while under IFRS, the Group used the modified retrospective approach, i.e. recognising the cumulative impact at transition to IFRS 15 in equity. This resulted in a different stock of deferred income and corresponding amounts of revenue to be recorded over the individual years. G Leases Under EU Accounting Directives, the rental charges are recorded under "General administrative expenses b) other administrative expenses". In accordance with IFRS 16, the Group assesses whether a contract is a lease or not. In the case of lease, the Group recognises a right-of-use asset and a lease liability, except for those that are covered by the recognition exemptions (short-term leased assets and low value leased assets based on their original value, when new). The above-mentioned right-of-use assets are recognised under "Property, furniture and equipment" and corresponding lease liability is recognised under "Other liabilities". 18 | SEC report as at June 30, 2025

Subsequently, the Group carries the right-of-use asset applying a cost model, depreciating the right-of-use asset from the commencement date to the end of the lease agreements and assessing for any impairment, on an annual basis. The depreciation for the right-of-use assets is recorded under "Depreciation and amortisation: property, furniture and equipment and intangible assets a) property, furniture and equipment". The lease liability carrying amount is adjusted to reflect the lease payments made and interest from unwind of lease liability, with further re-measurements to reflect any reassessment or lease modifications. The interest from unwind of lease liability is recorded in the consolidated income statement under "Interest expense and similar charges". The revaluation result is recorded in the consolidated income statement under "Result on financial operations". H Financial Guarantee Contracts Under EU Accounting Directives, net liabilities from financial guarantees are presented in the consolidated balance sheet under "Provisions b) provision in respect of guarantee operations". Unrealised gains representing the excess of the net present value of expected future premium inflows over the amount of the excepted payment obligations remain unrecognised. Any increase or decrease in the net liability is recognised in the consolidated profit and loss account under "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities". Under IFRS, net unrealised gains from financial guarantees are recorded in the consolidated balance sheet under "Other assets" in case the measurement of a financial guarantee contract results in a net asset position. In case the measurement of a financial guarantee contract results in a net liability position, contracts for which the amortised initial NPV is higher than the 12-months ECL or lifetime ECL, are presented under "Other liabilities". Guarantee contracts that are credit-impaired and for which a loss allowance based on lifetime ECL is recognised, are presented under "Provisions for guarantees issued and commitments". Any increase or decrease in the "Other assets" or "Other liabilities" relating to financial guarantees is recognised in the consolidated income statement under "Result on financial operations". Any increase or decrease in the "Provisions for guarantees issued and commitments" relating to financial guarantees other than the settlement of guarantee calls is recognised in the consolidated income statement under "Change in impairment on loans and advances and provisions for guarantees, net of reversals". I Subscribed capital and reserves, called but not paid Under EU Accounting Directives, the caption "Subscribed capital and reserves, called but not paid" contained the future payments from Poland and Romania following their capital increase on March 1, 2020 with the last instalments due June 30, 2025. Under IFRS, these future payments were discounted using a discounted cash flow method. The discounting impact was initially reported under "Interest and similar income" and its amortisation is under "Interest expense and similar charges". SEC report as at June 30, 2025 | 19

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2025 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

ASSETS		30.06.2025 (Unaudited)		31.12.2024
1. Cash in hand, balances with central banks and post office banks		**213 948**		**104 678**
2. Treasury bills and other bills eligible for refinancing with central banks		**52 676 021**		**38 114 661**
3. Loans and advances to credit institutions				
a) repayable on demand	1 680 297		1 659 548	
b) other loans and advances	55 770 737		40 118 741	
c) loans	84 018 816		89 491 989	
d) value adjustments	0		- 848	
		141 469 850		**131 269 430**
4. Loans and advances to customers				
a) other loans and advances	192 996		234 816	
b) loans	345 648 459		346 773 549	
c) value adjustments	- 683 576		- 617 456	
		345 157 879		**346 390 909**
5. Debt securities including fixed-income securities				
a) issued by public bodies	5 160 829		4 810 187	
b) issued by other borrowers	6 448 342		6 764 523	
		11 609 171		**11 574 710**
6. Shares and other variable-yield securities		**12 617 279**		**12 161 034**
7. Participating interests		**532 750**		**540 637**
8. Intangible assets		**151 473**		**130 651**
9. Tangible assets		**394 889**		**349 844**
10. Other assets		**388 872**		**353 259**
11. Subscribed capital and reserves, called but not paid		**0**		**159 848**
12. Prepayments and accrued income		**13 704 958**		**18 560 040**
TOTAL ASSETS		**578 917 090**		**559 709 701**

LIABILITIES		30.06.2025 (Unaudited)		31.12.2024
1. Amounts owed to credit institutions				
a) repayable on demand	254 778		750 387	
b) with agreed maturity or periods of notice	2 141 827		107 186	
		2 396 605		**857 573**
2. Amounts owed to customers				
a) repayable on demand	3 043 153		3 090 263	
b) with agreed maturity or periods of notice	3 672 338		120 487	
		6 715 491		**3 210 750**
3. Debts evidenced by certificates				
a) debt securities in issue	444 420 548		435 965 421	
b) others	6 731 336		6 886 266	
		451 151 884		**442 851 687**
4. Other liabilities		**4 223 547**		**4 259 526**
5. Accruals and deferred income		**21 174 519**		**16 689 029**
6. Provisions				
a) pension plans and health insurance scheme	5 666 559		5 509 226	
b) provision in respect of guarantee operations	83 067		86 764	
		5 749 626		**5 595 990**
7. Subscribed capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		**22 190 715**
8. Reserves				
a) reserve fund	24 879 561		24 879 561	
b) additional reserves	20 963 148		19 478 165	
c) special activities reserve	14 015 155		12 665 555	
d) general loan reserve	2 495 377		2 281 423	
		62 353 241		**59 304 704**
9. Profit for the financial period/year		**1 230 858**		**3 045 751**
10. Equity attributable to minority interest		**1 730 604**		**1 703 976**
TOTAL LIABILITIES		**578 917 090**		**559 709 701**

20 | SEC report as at June 30, 2025

EIB GROUP CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2025 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)

		H1 2025 (Unaudited)		H1 2024 (Unaudited)		2024
1. Interest receivable and similar income		15 768 649		16 792 547		27 447 170
2. Interest payable and similar charges		- 14 000 966		- 15 042 160		- 23 874 576
3. Income from securities		341 762		373 551		998 419
4. Commissions receivable		354 208		325 462		753 682
5. Commissions payable		- 152 606		- 165 696		- 315 508
6. Net result on financial operations		- 49 209		34 996		- 12 998
7. Net other operating income and expense		1 352		- 352		170
8. General administrative expenses						
a) staff costs	- 549 454		- 526 968		- 1 135 127	
b) other administrative expenses	- 187 425		- 177 278		- 435 976	
		- 736 879		- 704 246		- 1 571 103
9. Value adjustments in respect of tangible and intangible assets						
a) tangible assets	- 13 421		- 13 035		- 32 480	
b) intangible assets	- 18 832		- 13 295		- 51 967	
		- 32 253		- 26 330		- 84 447
10. Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities		- 207 680		26 189		- 190 903
11. Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests		- 15 442		1 150		- 6 125
12. Profit for the financial period/year		1 270 936		1 615 111		3 143 781
13. Profit attributable to minority interest		40 078		51 447		98 030
14. Profit attributable to equity holders of the Bank		1 230 858		1 563 664		3 045 751

SEC report as at June 30, 2025 | 21

EIB GROUP CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2025 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

	H1 2025 (Unaudited)	H1 2024 (Unaudited)	2024
A. Cash flows from operating activities:			
Profit for the financial period/year	**1 270 936**	**1 615 111**	**3 143 781**
Adjustments for:			
Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	207 680	- 26 189	190 903
Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests	15 442	- 1 150	6 125
Value adjustments in respect of tangible and intangible assets, and write-off	32 350	26 330	84 709
Value (re-)adjustments in respect of shares and other variable-yield securities	49 301	5 254	85 799
Gain from sale of EIF shares	0	- 1 190	0
Change in provisions on pension plans and health insurance scheme	118 046	113 521	278 441
Net interest income	- 1 767 683	- 1 750 387	- 3 572 594
Effect of exchange rate changes	- 91 352	15 099	72 772
Profit/(Loss) on operating activities	**- 165 280**	**- 3 601**	**289 936**
Disbursements of loans and advances to credit institutions and customers	- 19 954 505	- 21 735 735	- 53 584 105
Repayments of loans and advances to credit institutions and customers	23 219 829	20 789 727	45 339 242
Change in other loans and advances	931 779	- 4 349 912	18 227 061
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	- 109 272	- 4 823	105 328
Change in treasury operational portfolios	- 12 458 936	- 875 183	3 073 067
Change in amounts owed to credit institutions and customers	5 043 773	- 1 082 321	- 150 020
Payments and annual contributions to pension plans and health insurance scheme during the period/year	39 287	41 085	99 301
Change in other assets and other liabilities	- 124 185	- 179 264	- 306 065
Change in prepayments and accrued income and in accruals and deferred income	- 1 875 755	1 261 993	600 533
Interest received	12 253 569	14 245 879	25 824 029
Interest paid	- 10 391 581	- 11 899 349	- 21 835 414
Net cash generated from/(used in) operating activities	**- 3 591 277**	**- 3 791 504**	**17 682 893**
B. Cash flows from investing activities:			
Securities in Long-Term HQLA Portfolio purchased during the period/year	- 2 688 510	- 1 846 135	- 2 521 418
Securities from Long-Term HQLA Portfolio matured or sold during the period/year	90 498	115 000	115 000
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 1 994 230	- 3 147 171	- 5 245 308
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	1 692 503	2 507 148	4 451 563
Additions on shares and other variable-yield securities	- 1 205 385	- 1 225 819	- 2 769 673
Reflows on shares and other variable-yield securities	695 596	648 689	1 649 072
Additions on participating interests	- 19 795	- 55 063	- 86 783
Reflows on participating interests	28 968	14 348	29 443
Purchase of tangible and intangible assets	- 98 217	- 68 514	- 187 363
Proceeds from sale of non-current assets held for sale	2 508	0	0
Net cash used in investing activities	**- 3 496 064**	**- 3 057 517**	**- 4 565 467**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	72 630 054	57 529 874	106 720 276
Redemption of debts evidenced by certificates	- 48 105 757	- 51 603 323	- 106 488 673
Member States' contribution	159 848	159 850	319 700
Purchase of EIF shares	- 3 283	0	0
Sale of EIF shares	0	2 983	2 983
Dividend paid to EIF minority shareholders	- 7 223	- 9 247	- 9 247
Net cash generated from financing activities	**24 673 639**	**6 080 137**	**545 039**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial period/year	**39 036 093**	**25 573 322**	**25 573 322**
Net cash from/(used in):			
Operating activities	- 3 591 277	- 3 791 504	17 682 893
Investing activities	- 3 496 064	- 3 057 517	- 4 565 467
Financing activities	24 673 639	6 080 137	545 039
Effect of exchange rate changes on cash held	- 584 223	- 291 764	- 199 694
Cash and cash equivalents at the end of financial period/year	**56 038 168**	**24 512 674**	**39 036 093**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	9	13	11
Money market securities	439 373	731 322	0
Loans and advances to credit institutions and customers:			
Repayable on demand	1 680 297	1 241 688	1 659 548
Other loans and advances	53 918 489	22 539 651	37 376 534
	56 038 168	**24 512 674**	**39 036 093**

22 | SEC report as at June 30, 2025

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank Group (the "Group") as at June 30, 2025 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2025 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2025.

The audited consolidated financial statements as at and for the financial year ended December 31, 2024 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2025 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Group's annual report for the financial year ended December 31, 2024.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2025	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	84 018 816	345 648 459	429 667 275
- Undisbursed portion	26 591 480	101 695 458	128 286 938
Aggregate loans granted	110 610 296	447 343 917	557 954 213

Analysis of aggregate loans granted (before provisions) as at December 31, 2024	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	89 491 989	346 773 549	436 265 538
- Undisbursed portion	28 991 439	99 028 309	128 019 748
Aggregate loans granted	118 483 428	445 801 858	564 285 286

Despite the general context of uncertainty in the global financial markets, the Group currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the quality of the loan portfolio of the European Investment Bank (the "Bank") currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

SEC report as at June 30, 2025 | 23

Value adjustments for potential losses in respect of the Bank’s loan portfolio have been accounted for as at June 30, 2025 and as at December 31, 2024 as follows: Value adjustments on loans and advances (in EUR ‘000) Balance sheet caption Type of value adjustment 30.06.2025 31.12.2024 Loans and advances to credit institutions d) value adjustments Collective 0 0 Specific 0 848 Loans and advances to customers c) value adjustments Collective 0 0 Specific 683,576 617,456 Total value adjustments 683,576 618,304 24 | SEC report as at June 30, 2025

NOTE C Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2025 (UNAUDITED)	AVERAGE RATE (*) 30.06.2025 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2024	AVERAGE RATE (*) 31.12.2024
EUR	270 965 447	1.79	2025/2061	253 981 303	1.68
USD	113 473 776	3.30	2025/2058	115 087 825	3.03
GBP	31 870 796	3.92	2025/2054	37 075 272	3.79
PLN	9 161 304	3.45	2025/2043	9 254 971	3.63
AUD	8 687 044	3.12	2025/2040	8 670 109	3.00
SEK	3 946 082	2.21	2026/2040	4 667 510	1.98
NOK	2 720 859	3.85	2025/2037	2 051 717	3.32
CHF	2 595 164	2.01	2025/2037	3 039 264	2.06
CAD	1 988 375	2.91	2028/2045	3 298 087	2.43
ZAR	1 812 558	7.76	2025/2035	1 848 151	7.80
JPY	994 231	2.23	2026/2053	1 036 349	2.24
DKK	646 591	0.13	2026/2031	700 495	0.53
INR	527 046	7.07	2029/2035	179 910	7.15
MXN	466 276	6.86	2027/2033	686 762	7.14
NZD	374 987	3.27	2027/2028	391 215	3.27
CNY	321 543	2.68	2025/2026	412 749	2.77
CZK	196 183	3.84	2026/2034	202 690	3.95
BRL	138 711	11.40	2027/2035	54 472	9.25
HKD	129 346	2.64	2025/2030	85 517	2.47
HUF	37 519	11.50	2025/2025	36 465	11.50
EGP	34 440	15.75	2026/2027	37 958	15.75
RUB	20 515	4.25	2026/2026	16 554	4.25
RON	20 282	2.23	2026/2026	20 706	2.23
TRY	12 825	10.65	2026/2027	15 636	10.67
GEL	9 984	8.70	2028/2028	-	-
TOTAL	**451 151 884**			**442 851 687**	

(*) Weighted average interest rates at the balance sheet date.

The principal and interest of certain structured borrowings are linked to stock exchange indexes (historical value: EUR 500m at June 30, 2025 and EUR 500m in 2024). All such borrowings are hedged in full through structured swap operations.

NOTE D Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price

As at June 30, 2025, the Bank held 59.78% of the EIF's subscribed capital (59.72% as at December 31, 2024).

Under the terms of the replacement share purchase undertaking ('RSPU'), the Bank was offering to buy the remaining subscribed shares from the EIF's minority shareholders, other than the ones subscribed by the European Commission ('EC'), for a price of EUR 656,648.78 per share as at June 30, 2025. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, net of the dividend decided by the EIF's General Meeting. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

SEC report as at June 30, 2025 | 25

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2025 (Unaudited)		31.12.2024
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		32 476 227		32 210 054
Commitments:				
- Undisbursed loans				
- credit institutions	26 591 480		28 991 439	
- customers	101 695 458		99 028 309	
		128 286 938		128 019 748
- Undisbursed shares and other variable-yield securities and participating interests				
- Undisbursed private equity and venture capital operations	6 438 926		6 192 669	
- Undisbursed investment and infrastructure funds	3 427 145		3 887 979	
- EBRD capital uncalled	712 630		712 630	
- Undisbursed other investments	2 447 391		2 314 416	
		13 026 092		13 107 694
- Borrowings launched but not yet settled		1 406 901		223 950
- Securities receivable		435 188		0
- Securities payable		23 532		0
Assets held on behalf of third parties:				
- Innovation Fund	12 790 409		11 393 044	
- Modernisation fund	9 174 235		6 000 039	
- Investment Facility Cotonou	3 601 325		3 979 538	
- InnovFin	2 103 606		2 086 964	
- RRF-FI	2 084 915		1 900 524	
- InvestEU	1 644 668		1 639 158	
- NER300	1 094 259		1 073 205	
- CEF	835 023		867 827	
- Partnership Platform for Funds	794 973		735 178	
- Pan-European Guarantee Fund	761 568		708 382	
- ESIF	693 210		704 920	
- Decentralised Financial Instruments	548 772		260 061	
- COSME LGF & EFG	395 338		419 431	
- Trust accounts with ETCI	377 056		532 824	
- SME initiative Italy	361 710		369 229	
- EU-Africa Infrastructure Trust Fund	340 057		346 729	
- REG	331 016		331 869	
- JEREMIE	296 467		294 386	
- SME initiative Romania	257 237		260 904	
- ACP TF EC Compartment	200 766		201 751	
- HDW POLIO IG	185 270		0	
- European Fund for Strategic Investments ('EFSI EIF')	142 528		147 883	
- EU for Ukraine Fund	125 423		118 068	
- Special Section	91 360		99 454	
- InnovFin SME Guarantee	78 398		66 619	
- GIF 2007	74 927		63 918	
- InnovFin Equity	72 825		45 142	
- EaSI	71 790		72 693	
- NPI	71 553		73 434	
- Private Finance for Energy Efficiency Instrument	59 580		59 009	
- SME initiative Bulgaria	57 270		57 380	
- SMEG 2007	56 564		56 076	
- SME initiative Finland	52 621		53 482	
- DCFTA	51 806		52 488	
- NIF Risk Capital Facility	47 370		49 746	
- GF Greece	45 658		45 143	
- Cultural Creative Sectors Guarantee Facility	43 362		51 096	
- ENPI	41 426		45 739	
- InvestEU Advisory Hub	40 836		43 177	
- WB EDIF	35 554		38 282	

26 | SEC report as at June 30, 2025

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2025 (Unaudited)		31.12.2024
- IPA II	34 330		38 015	
- GAGF	29 306		29 232	
- GCFF Jordan Private Sector Guarantee Facility	28 542		31 894	
- SME initiative Malta	27 585		27 265	
- Bundesministerium für Wirtschaft und Technologie	27 564		57 474	
- FEMIP Trust Fund	26 242		24 736	
- IW4	26 171		26 132	
- AECID	23 526		28 386	
- EU Support to Boost Africa	21 387		31 357	
- NIF Trust Fund	19 984		26 212	
- JESSICA (Holding Funds)	19 753		21 417	
- EPTA Trust Fund	17 563		18 051	
- TTA Türkiye	17 530		13 513	
- MAP guarantee	16 050		15 876	
- RSFF (incl. RSI)	14 020		14 783	
- SME initiative Spain	13 074		12 688	
- MAP Equity	11 993		5 855	
- German Future Fund Growth Facility	10 305		28 101	
- EFSI-EIAH	9 681		26 951	
- Natural Capital Financing Facility	8 103		11 926	
- BIF	7 928		13 969	
- DESIREE	6 031		6 103	
- EPIC	4 498		1 222	
- AGRI	4 161		4 908	
- FoF mandates (virtual)	3 647		902	
- KBC Climate & Infrastructure Private Investors Partnership	3 476		1 511	
- GEEREF	3 406		3 373	
- MDD	3 387		847	
- Student Loan Guarantee Facility	2 750		2 730	
- German Corona Matching Facility (CMF)	2 671		1 009	
- Alp GIP	2 279		2 408	
- PGFF	2 088		6 104	
- EFSD GUARANTEE "ACCESS TO FINANCE INITIATIVE"	1 729		869	
- fi-compass	1 560		3 054	
- GEF-UNEP	1 109		1 434	
- European Technology Facility	1 049		1 048	
- Central Europe FoF	1 006		2 586	
- LFA-EIF Facility	1 004		195	
- EU Trade and Competitiveness Program	616		704	
- G43 Trust Fund	287		287	
- EU4Business Guarantee Facility	238		259	
- TTP	203		203	
- AIP Zambia	178		218	
- AIP Kulima	172		215	
- TARGET	81		790	
- GGF	7		7	
- JASPERS	0		6 789	
		40 591 001		**35 898 400**
Other items:				
- Notional value of interest-rate swaps		**692 774 078**		**655 792 698**
- Notional value of currency swap contracts payable		**219 966 617**		**229 644 516**
- Notional value of currency swap contracts receivable		**214 633 093**		**232 980 366**
- Notional amount of futures contracts		**46 683 833**		**33 351 527**
- Notional value of short-term currency swap contracts payable		**29 299 185**		**19 500 940**
- Notional value of short-term currency swap contracts receivable		**28 865 850**		**19 687 736**
- Put option granted to EIF minority shareholders		**508 246**		**483 283**
- Special deposits for servicing of borrowings		**89 889**		**535**
- Currency swaps launched but not yet settled payable		**50 643**		**144 845**
- Currency swaps launched but not yet settled receivable		**50 448**		**145 049**

SEC report as at **June 30, 2025** | 27

EIB BALANCE SHEET AS AT JUNE 30, 2025 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

ASSETS		30.06.2025 (Unaudited)		31.12.2024
1. Cash in hand, balances with central banks and post office banks		213 948		104 678
2. Treasury bills and other bills eligible for refinancing with central banks		51 014 486		36 499 912
3. Loans and advances to credit institutions				
a) repayable on demand	970 672		1 012 332	
b) other loans and advances	55 118 081		39 456 167	
c) loans	85 939 743		91 091 122	
d) value adjustments	0		- 848	
		142 028 496		131 558 773
4. Loans and advances to customers				
a) other loans and advances	192 996		234 816	
b) loans	345 648 459		346 773 549	
c) value adjustments	- 683 576		- 617 456	
		345 157 879		346 390 909
5. Debt securities including fixed-income securities				
a) issued by public bodies	5 106 598		4 760 707	
b) issued by other borrowers	5 513 393		5 682 731	
		10 619 991		10 443 438
6. Shares and other variable-yield securities		10 082 905		9 968 276
7. Participating interests		466 182		476 779
8. Shares in affiliated undertakings		1 581 452		1 578 169
9. Intangible assets		150 631		129 807
10. Tangible assets		394 889		349 740
11. Other assets		484 572		467 156
12. Subscribed capital and reserves, called but not paid		0		159 848
13. Prepayments and accrued income		13 386 457		18 314 860
TOTAL ASSETS		575 581 888		556 442 345

LIABILITIES		30.06.2025 (Unaudited)		31.12.2024
1. Amounts owed to credit institutions				
a) repayable on demand	254 778		750 387	
b) with agreed maturity or periods of notice	2 141 827		107 186	
		2 396 605		857 573
2. Amounts owed to customers				
a) repayable on demand	3 049 825		3 096 585	
b) with agreed maturity or periods of notice	3 672 338		120 487	
		6 722 163		3 217 072
3. Debts evidenced by certificates				
a) debt securities in issue	444 420 548		435 965 421	
b) others	6 731 336		6 886 266	
		451 151 884		442 851 687
4. Other liabilities		4 425 816		4 423 900
5. Accruals and deferred income		20 849 870		16 365 083
6. Provisions				
a) pension plans and health insurance scheme	5 184 233		5 049 315	
b) provision in respect of guarantee operations	68 479		76 303	
		5 252 712		5 125 618
7. Subscribed capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		22 190 715
8. Reserves				
a) reserve fund	24 879 561		24 879 561	
b) additional reserves	20 020 604		18 692 683	
c) special activities reserve	14 015 155		12 665 555	
d) general loan reserve	2 495 377		2 281 423	
		61 410 697		58 519 222
9. Profit for the financial period/year		1 181 426		2 891 475
TOTAL LIABILITIES		575 581 888		556 442 345

28 | SEC report as at June 30, 2025

EIB OFF BALANCE SHEET AS AT JUNE 30, 2025 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

	30.06.2025 (Unaudited)		31.12.2024	
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		**23 062 914**		**23 518 831**
Commitments:				
- EIF capital uncalled		**3 524 800**		**3 520 800**
- Undisbursed loans				
- credit institutions	28 970 957		31 082 413	
- customers	101 695 458		99 028 309	
		130 666 415		**130 110 722**
- Undisbursed shares and other variable-yield securities				
- Undisbursed private equity and venture capital operations	5 138 959		4 902 793	
- Undisbursed investment and infrastructure funds	3 427 145		3 887 979	
- EBRD capital uncalled	712 630		712 630	
		9 278 734		**9 503 402**
- Borrowings launched but not yet settled		**1 406 901**		**223 950**
- Securities receivable		**435 188**		**0**
- Securities payable		**23 532**		**0**
Assets held on behalf of third parties:				
- Innovation Fund	12 790 409		11 393 044	
- Modernisation fund	9 174 235		6 000 039	
- Investment Facility Cotonou	3 601 325		3 979 538	
- EIF treasury	2 267 992		2 256 441	
- InnovFin	2 103 606		2 086 964	
- InvestEU	1 644 668		1 639 158	
- RRF-FI	1 535 362		1 521 135	
- NER300	1 094 259		1 073 205	
- CEF	835 023		867 827	
- Partnership Platform for Funds	794 973		735 178	
- Pan-European Guarantee Fund	761 568		708 382	
- Decentralised Financial Instruments	548 772		260 061	
- EU-Africa Infrastructure Trust Fund	340 057		346 729	
- ACP TF EC Compartment	200 766		201 751	
- HDW POLIO IG	185 270		0	
- EU for Ukraine Fund	125 423		118 068	
- Special Section	91 360		99 454	
- Private Finance for Energy Efficiency Instrument	59 580		59 009	
- DCFTA	51 806		52 488	
- NIF Risk Capital Facility	47 370		49 746	
- GF Greece	45 658		45 143	
- ENPI	41 426		45 739	
- InvestEU Advisory Hub	40 836		43 177	
- IPA II	34 330		38 015	
- GCFF Jordan Private Sector Guarantee Facility	28 542		31 894	
- FEMIP Trust Fund	26 242		24 736	
- IW4	26 171		26 132	
- AECID	23 526		28 386	
- EU Support to Boost Africa	21 387		31 357	
- NIF Trust Fund	19 984		26 212	
- JESSICA (Holding Funds)	19 753		21 417	
- EPTA Trust Fund	17 563		18 051	
- RSFF (incl. RSI)	14 020		14 783	
- EFSI-EIAH	9 681		26 951	
- Natural Capital Financing Facility	8 103		11 926	
- DESIREE	6 031		6 103	
- EPIC	4 498		1 222	
- EFSD Guarantee "Access to Finance Initiative"	1 729		869	
- fi-compass	1 560		3 054	

SEC report as at June 30, 2025 | 29

EIB OFF BALANCE SHEET AS AT JUNE 30, 2025 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000) (continued)

		30.06.2025 (Unaudited)		31.12.2024
- GEF-UNEP	1 109		1 434	
- EU Trade and Competitiveness Program	616		704	
- EU4Business Guarantee Facility	238		259	
- AIP Zambia	178		218	
- AIP Kulima	172		215	
- TARGET	81		790	
- JASPERS	0		6 789	
		38 647 258		**33 903 793**
Other items				
- Notional value of interest-rate swaps		**692 774 078**		**655 792 698**
- Notional value of currency swap contracts payable		**219 966 617**		**229 644 516**
- Notional value of currency swap contracts receivable		**214 633 093**		**232 980 366**
- Notional amount of futures contracts		**46 683 833**		**33 351 527**
- Notional value of short-term currency swap contracts payable		**29 299 185**		**19 500 940**
- Notional value of short-term currency swap contracts receivable		**28 865 850**		**19 687 736**
- Put option granted to EIF minority shareholders		**508 246**		**483 283**
- Special deposits for servicing borrowings		**89 889**		**535**
- Currency swaps launched but not yet settled payable		**50 643**		**144 845**
- Currency swaps launched but not yet settled receivable		**50 448**		**145 049**

30 | SEC report as at **June 30, 2025**

EIB PROFIT AND LOSS ACCOUNT
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2025 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)

			H1 2025 (Unaudited)		H1 2024 (Unaudited)		2024
1.	**Interest receivable and similar income**		**15 729 801**		**16 755 270**		**27 361 107**
2.	**Interest payable and similar charges**		**- 13 990 655**		**- 15 034 735**		**- 23 847 740**
3.	**Income from securities**						
	a) income from shares and other variable-yield securities	311 586		327 742		911 537	
	b) income from shares in affiliated undertakings	15 714		13 690		13 690	
			327 300		**341 432**		**925 227**
4.	**Commissions receivable**		**243 946**		**216 087**		**532 568**
5.	**Commissions payable**		**- 188 849**		**- 198 080**		**- 391 729**
6.	**Net result on financial operations**		**- 36 791**		**35 491**		**- 9 935**
7.	**Net other operating income and expense**		**7 839**		**6 643**		**14 915**
8.	**General administrative expenses**						
	a) staff costs	- 479 652		- 463 447		- 1 001 444	
	b) other administrative expenses	- 179 827		- 162 191		- 409 639	
			- 659 479		**- 625 638**		**- 1 411 083**
9.	**Value adjustments in respect of tangible and intangible assets**						
	a) tangible assets	- 13 414		- 13 012		- 32 434	
	b) intangible assets	- 18 830		- 13 282		- 51 940	
			- 32 244		**- 26 294**		**- 84 374**
10.	**Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities**		**- 203 638**		**25 637**		**- 192 766**
11.	**Value (re-)adjustments in respect of transferable securities held as financial fixed assets, participating interests and shares in affiliated undertakings**		**- 15 804**		**1 513**		**- 4 715**
12.	**Profit for the financial period/year**		**1 181 426**		**1 497 326**		**2 891 475**

SEC report as at **June 30, 2025** | 31

EIB CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2025 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

	H1 2025 (Unaudited)	H1 2024 (Unaudited)	2024
A. Cash flows from operating activities:			
Profit for the financial period/year	**1 181 426**	**1 497 326**	**2 891 475**
Adjustments for:			
Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	203 638	- 25 637	192 766
Value adjustments in respect of tangible and intangible assets, and write-off	32 244	26 294	84 368
Value (re-)adjustments in respect of transferable securities held as financial fixed assets, shares, other variable-yield securities and participating interests	47 316	1 158	89 999
Gain from sale of EIF shares	0	- 1 190	- 1 190
Change in provisions on pension plans and health insurance scheme	109 494	105 011	272 965
Net interest income	- 1 739 146	- 1 720 535	- 3 513 367
Effect of exchange rate changes	- 87 065	27 578	72 614
Profit/(Loss) on operating activities	**- 252 093**	**- 89 995**	**89 630**
Disbursements of loans and advances to credit institutions and customers	- 20 275 752	- 22 029 652	- 54 338 238
Repayments of loans and advances to credit institutions and customers	23 219 269	20 791 483	45 337 630
Change in other loans and advances	874 564	- 4 445 580	18 347 113
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	- 109 272	- 4 823	105 328
Change in treasury operational portfolios	- 12 469 503	- 829 507	3 077 651
Change in amounts owed to credit institutions and customers	5 044 123	- 1 080 173	- 149 021
Payments and annual contributions to pension plans and health insurance scheme during the period/year	25 424	32 101	67 894
Change in other assets and other liabilities	9 563	- 93 815	- 362 181
Change in prepayments and accrued income and in accruals and deferred income	- 1 875 755	1 261 993	600 533
Interest received	12 226 470	14 223 730	25 766 296
Interest paid	- 10 387 233	- 11 895 884	- 21 818 202
Net cash generated from/(used in) operating activities	**- 3 970 195**	**- 4 160 122**	**16 724 433**
B. Cash flows from investing activities:			
Purchase of EIF shares	- 3 283	0	0
Sale of EIF shares	0	2 983	2 983
Securities in Long-Term HQLA Portfolio purchased during the period/year	- 2 688 510	- 1 846 135	- 2 521 418
Securities from Long-Term HQLA Portfolio matured or sold during the period/year	90 498	115 000	115 000
Purchase of loan substitutes included in the debt securities portfolios	- 1 994 230	- 3 085 171	- 5 094 322
Redemption of loan substitutes included in the debt securities portfolios	1 607 764	2 415 170	4 282 758
Additions on shares and other variable-yield securities	- 732 449	- 885 470	- 1 804 639
Reflows on shares and other variable-yield securities	569 548	568 537	1 380 508
Additions on participating interests	- 14 882	- 44 405	- 73 055
Reflows on participating interests	26 403	13 558	27 218
Purchase of tangible and intangible assets	- 98 217	- 68 514	- 187 363
Net cash used in investing activities	**- 3 237 358**	**- 2 814 447**	**- 3 872 330**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	72 630 054	57 529 874	106 720 276
Redemption of debts evidenced by certificates	- 48 105 757	- 51 603 323	- 106 488 673
Member States' contribution	159 848	159 850	319 700
Net cash generated from financing activities	**24 684 145**	**6 086 401**	**551 303**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial period/year	**37 973 836**	**24 770 124**	**24 770 124**
Net cash from/(used in):			
Operating activities	- 3 970 195	- 4 160 122	16 724 433
Investing activities	- 3 237 358	- 2 814 447	- 3 872 330
Financing activities	24 684 145	6 086 401	551 303
Effect of exchange rate changes on cash held	- 584 223	- 291 764	- 199 694
Cash and cash equivalents at the end of financial period/year	**54 866 205**	**23 590 192**	**37 973 836**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	9	13	11
Money market securities	439 373	731 322	0
Loans and advances to credit institutions and customers:			
Repayable on demand	970 672	765 757	1 012 332
Other loans and advances	53 456 151	22 093 100	36 961 493
	54 866 205	**23 590 192**	**37 973 836**

32 | SEC report as at June 30, 2025

NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of presentation

The unaudited condensed financial statements of the European Investment Bank (the "Bank") as at June 30, 2025 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2025 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2025.

The audited financial statements as at and for the financial year ended December 31, 2024 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006. The unaudited condensed financial statements as at and for the period ended June 30, 2025 are based on the same principles.

For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank's annual report for the financial year ended December 31, 2024.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2025	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	85 939 743	345 648 459	431 588 202
- Undisbursed portion	28 970 957	101 695 458	130 666 415
Aggregate loans granted	114 910 700	447 343 917	562 254 617

Analysis of aggregate loans granted (before provisions) as at December 31, 2024	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	91 091 122	346 773 549	437 864 671
- Undisbursed portion	31 082 413	99 028 309	130 110 722
Aggregate loans granted	122 173 535	445 801 858	567 975 393

Despite the general context of uncertainty in the global financial markets, the Bank currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the quality of the Bank's loan portfolio currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

SEC report as at **June 30, 2025** | 33

Value adjustments for potential losses in respect of the Bank’s loan portfolio have been accounted for as at June 30, 2025 and as at December 31, 2024 as follows: Value adjustments on loans and advances (in EUR ‘000) Balance sheet caption Type of value adjustment 30.06.2025 31.12.2024 Loans and advances to credit institutions d) value adjustments Collective 0 0 Specific 0 848 Loans and advances to customers c) value adjustments Collective 0 0 Specific 683,576 617,456 Total value adjustments 683,576 618,304 NOTE C Shares in affiliated undertakings The European Investment Fund The capital paid in by the Bank in respect of its subscription of EUR‘000 4,406,000 as at June 30, 2025 (EUR‘000 4,401,000 as at December 31, 2024) to the capital of the European Investment Fund (the “EIF”), with its registered office in Luxembourg, amounted to EUR‘000 1,581,452 as at June 30, 2025 (December 31, 2024: EUR‘000 1,578,169). As at June 30, 2025, the Bank held 59.78% of the EIF’s subscribed capital (59.72% as at December 31, 2024). Commitment to purchase the remaining EIF shares at a fixed price Under the terms of the replacement share purchase undertaking (‘RSPU’), the Bank was offering to buy the remaining subscribed shares from the EIF’s minority shareholders, other than the ones subscribed by the European Commission (‘EC’), for a price of EUR 656,648.78 per share as at June 30, 2025. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, net of the dividend decided by the EIF’s General Meeting. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised. 34 | SEC report as at June 30, 2025

NOTE D Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2025 (UNAUDITED)	AVERAGE RATE (*) 30.06.2025 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2024	AVERAGE RATE (*) 31.12.2024
EUR	270 965 447	1.79	2025/2061	253 981 303	1.68
USD	113 473 776	3.30	2025/2058	115 087 825	3.03
GBP	31 870 796	3.92	2025/2054	37 075 272	3.79
PLN	9 161 304	3.45	2025/2043	9 254 971	3.63
AUD	8 687 044	3.12	2025/2040	8 670 109	3.00
SEK	3 946 082	2.21	2026/2040	4 667 510	1.98
NOK	2 720 859	3.85	2025/2037	2 051 717	3.32
CHF	2 595 164	2.01	2025/2037	3 039 264	2.06
CAD	1 988 375	2.91	2028/2045	3 298 087	2.43
ZAR	1 812 558	7.76	2025/2035	1 848 151	7.80
JPY	994 231	2.23	2026/2053	1 036 349	2.24
DKK	646 591	0.13	2026/2031	700 495	0.53
INR	527 046	7.07	2029/2035	179 910	7.15
MXN	466 276	6.86	2027/2033	686 762	7.14
NZD	374 987	3.27	2027/2028	391 215	3.27
CNY	321 543	2.68	2025/2026	412 749	2.77
CZK	196 183	3.84	2026/2034	202 690	3.95
BRL	138 711	11.40	2027/2035	54 472	9.25
HKD	129 346	2.64	2025/2030	85 517	2.47
HUF	37 519	11.50	2025/2025	36 465	11.50
EGP	34 440	15.75	2026/2027	37 958	15.75
RUB	20 515	4.25	2026/2026	16 554	4.25
RON	20 282	2.23	2026/2026	20 706	2.23
TRY	12 825	10.65	2026/2027	15 636	10.67
GEL	9 984	8.70	2028/2028	-	-
TOTAL	**451 151 884**			**442 851 687**	

(*) Weighted average interest rates at the balance sheet date.

The principal and interest of certain structured borrowings are linked to stock exchange indexes (historical value: EUR 500m at June 30, 2025 and EUR 500m in 2024). All such borrowings are hedged in full through structured swap operations.

SEC report as at June 30, 2025 | 35